Backblaze ©2026 | 1 February 23, 2026 Q4 & FY 2025 Results Gleb Budman CEO and Co-Founder Backblaze Marc Suidan CFO

Backblaze ©2026 | 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, planned investments and initiatives, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. Non-GAAP Financial Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use non-GAAP Adjusted Gross Margin, non-GAAP Net Income (Loss), Adjusted EBITDA Margin and Adjusted Free Cash Flow. These non-GAAP financial measures exclude certain items and are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. We present these non-GAAP measures because management believes they are a useful measure of the Company’s performance and provide an additional basis for assessing our operating results. Please see the Appendix attached to this presentation for a reconciliation of non-GAAP Adjusted Gross Margin, non-GAAP Net Income, Adjusted EBITDA Margin and Adjusted Free Cash Flow to the most directly comparable GAAP financial measures. Important Information About This Presentation

Backblaze ©2026 | 3 Our Mission To make customers unstoppable by solving their toughest data storage challenges.

Backblaze ©2026 | 4 Key Highlights ● Building a sustainable, durable business ● Upgrading our GTM engine for growth ● Leaning into a structural AI opportunity

Backblaze ©2026 | 5 Strength and Durability of Our Core Business 111% B2 NRR Consistent expansion 9-Year Avg Life Long-duration customer 28% Adj EBITDA Margin Expanding Leverage ExpansionNew Customers Long-Term Retention Operating Leverage

Backblaze ©2026 | 6 $50k+ ARR Customer 2023 2024 2025 Year-end ARR $10M $15M $26M % of ARR 9% 11% 17% Upmarket Traction $50,000+ ARR Customer Count

Backblaze ©2026 | 7 Increasing awareness ● Launched ‘Flamethrower’ startup program to engage with high-growth companies early Driving greater pipeline consistency ● Upgrading top-of-funnel systems ● Scaling demand generation programs Expanding share of wallet ● Formalizing program to expand across 119k+ B2 customer base Go-to-Market Transformation Update

Backblaze

GTM Advisory Committee

Experienced GTM leaders shaping how we win, scale, and lead our markets.



Max Altschuler
Founder and general partner of GTMfund



Nicole Baer
CMO, Carta



Colby Greene
SVP, Data Solutions & Partnerships, ZoomInfo



Elias Mendoza
Former Sirius Capital Operating Partner, IBM Corp Dev



Charles Race
GP, Windproof Partners; Former President of Worldwide Field operations, Okta



Remington Rawlings
Founder of OneView, a GTM advisory firm

Backblaze ©2026 | 8

Backblaze ©2026 | 9 ● Neoclouds and other AI tooling companies ● Building the platform for AI workflows Supply Side The AI Opportunity ● AI developers and companies ● Using and generating large datasets Demand Side Backblaze serving as the storage backbone for the next wave of cloud infrastructure.

Backblaze ©2026 | 10 ● Multiple neoclouds signed as customers ● Roughly 200 neoclouds in the market ● Neocloud storage is estimated to be a $14B opportunity by 2030 Supply Side: Neocloud Opportunity

Backblaze ©2026 | 11 8-Figure, $15M+ TCV Neocloud Win ● Largest agreement in company history ● Positions Backblaze as the storage layer for next-generation AI compute platforms

Backblaze ©2026 | 12 High performance, white-label storage offering New B2 Neo Solution Developed in collaboration with neocloud customers Up to 1 TB/Second throughput speed

Backblaze ©2026 | 13 ● Hundreds of AI companies are B2 customers ○ E.g. AI audio (Six-figure annual deal) ● 12,000 self-serve B2 customers added in 2025 enables AI growth ● ‘Flamethrower’ startup and developer relations programs to fuel adoption Demand Side: AI Developers

Backblaze ©2026 | 14 Dan Spraggins ● SVP of Engineering ● Expertise in cloud and AI infrastructure and scaling ● Previously at HP, Rackspace Leadership in Place to Build the AI Storage Platform Russ Artzt ● Advisor ● Co-founder & former Head of R&D, CA Technologies ● Systems-scale architecture expertise Rhett Dillingham ● SVP of Product ● Cloud platform product leadership and roadmap ● Previously at Sumo Logic, Rackspace & AWS

Backblaze ©2026 | 15 Financial Overview Marc Suidan CFO

Backblaze ©2026 | 16 Key Financial Highlights ● Durable growth with 24% B2 growth ● Margin expansion to 28% adjusted EBITDA margin ● Achieved positive adjusted free cash flow milestone

Backblaze ©2026 | 17 B2 Growth Journey

Backblaze ©2026 | 18 Revenue Drivers Defined Net Organic Growth: Organic data growth less data contraction Direct Cross-sell/Upsell: Direct Sales led upsell of existing customers New Self-serve: PLG led new logo acquisition New Direct Sales: Direct Sales led new logo acquisition NOTES: PLG means Product Led Growth.

Backblaze ©2026 | 19 ● Record direct sales bookings in Q4 ● RPO increases to $66M, up 60% YoY ● Strengthening forward revenue visibility Record Bookings and Expanding Backlog

Backblaze ©2026 | 20 Financial and Operational Q4 Highlights Revenue ($M) Y/Y Growth Trailing 4-Qtr NRR In-Quarter NRR Gross Customer Retention B2 Cloud Storage $21.3 24% 111% 111% 89% Computer Backup $16.5 Flat 98% 95% 91% Total Company $37.8 12% 105% 104% 91% NOTES: All financial information is for the quarter ended December 31, 2025, with year-over-year revenue comparisons to the same period as of December 31, 2024, and are based on unaudited financial information. Trailing 4-Qtr NRR (Net Revenue Retention), In-Quarter NRR and Gross Customer Retention are defined in the Appendix.

Backblaze ©2026 | 21 B2 Growth Excluding the Large Variable Customer Q1’25A Q2’25A Q3’25A Q4’25A Y/Y B2 Growth 23% 29% 28% 24% Growth Excluding Large Variable Usage Customer 23% 22% 22% 23%

Backblaze ©2026 | 22 22% Achieving Positive Adj. Free Cash Flow (4%) (11%) Adj. EBITDA Margin NOTES: Adjusted EBITDA and Adjusted Free Cash Flow margins shown for the years ending December 31, 2021, 2022, 2023, 2024 are based on audited financial data. Results for 2025 and Q4 2025 are based on unaudited financial data. Please refer to the definitions of Adjusted EBITDA margins and Adjusted Free Cash Flow in the Appendix. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for historical results is provided in the Appendix to this presentation. A reconciliation for estimated future results is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future. 5% IPO 2021 2022 2023 Adj. Free Cash Flow Margin 2024 IPO 2021 2022 2023 2024 (54%) (42%) (29%) Q4 2025 28% Q4 2025 10% (16%)2025 2025 (4%) 11%

Backblaze ©2026 | 23 Q1’26 and Full Year Guidance Q1’26 $ 37.6 to $38.0 FY 2026 $156.5 to $158.5 Q1’26 18% to 20% FY 2026 19% to 21% NOTES: The above financial information guidance for Q1 of 2026 and fiscal year 2026 are forward-looking statements. The revenue outlook for fiscal year 2026 also reflects a narrowed range of total Company revenue from the previously announced outlook. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for Adjusted EBITDA Margin is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future. Revenue ($M) Adj. EBITDA Margin

Our Financial Profile is Evolving Fast

	Q4'24A	Q1'25A	Q2'25A	Q3'25A	Q4'25A
B2 Y/Y Growth	22%	23%	29%	28%	24%
Total Company Adj. Free Cash Flow Margin	-13%	-6%	-11%	-9%	11%
Rule of 40 Score	**9%**	**17%**	**18%**	**19%**	**35%**

Rule of 40 Score = B2 y/y Revenue Growth + Total Company Adj FCF Margin

NOTES: The above Rule of 40 calculations are unaudited financial data and calculated as set forth above. The results for Q4'24 through Q4'25 are based on actual results. Please refer to the definition of Adjusted Free Cash Flow and a reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for historical results is provided in the Appendix. A reconciliation for estimated future results is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future.

Backblaze ©2026 | 24

Backblaze ©2026 | 25 Q&A

Backblaze ©2026 | 26 Thank You!

Backblaze ©2026 | 27 Appendix

Backblaze ©2026 | 28 ● “ARR” means Annual Recurring Revenue and is based on the monthly revenue from all B2 Cloud Storage and Computer Backup arrangements for the last month of a period and multiplying it by 12. Our annual recurring revenue for each of Computer Backup and B2 Cloud Storage is calculated in the same manner as our overall annual recurring revenue based on the revenue from our Computer Backup and B2 Cloud Storage solutions, respectively. ● “Gross Customer Retention” is used to measure our ability to retain our customers and is based on the trailing four-quarter average of the percentage of cohort of customers who were active at the end of the quarter in the prior year that are still active at the end of the current quarter. We calculate our gross customer retention rate for a quarter by dividing (i) the number of accounts that generated revenue in the last month of the current quarter that also generated recurring revenue during the last month of the corresponding quarter in the prior year, by (ii) the number of accounts that generated recurring revenue during the last month of the corresponding quarter in the prior year. ● “NRR” means Net Revenue Retention. To calculate In-Quarter NRR, we determine the revenue recognized in a specific quarter from customers who generated revenue during the last month of the same quarter of the previous year. This revenue is then divided by the revenue generated from those same customers in the prior year quarter. Our Trailing 4-Qtr NRR (previously reported as “NRR”) is calculated as the average of these quarterly rates over the past four quarters to provide a comprehensive view of revenue trends. ● “Customer” means a customer at the end of any period as a distinct end user, as identified by a unique account identifier, which makes up substantially all of our user base. Definitions

Backblaze ©2026 | 29 ● “Adjusted EBITDA” is defined as net loss adjusted to exclude depreciation and amortization, stock-based compensation, interest expense, investment income, income tax provision, realized and unrealized gains and losses on foreign currency transactions, impairment of long-lived assets, and other non-recurring charges. We use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that adjusted EBITDA, when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. ● “Adjusted Free Cash Flow” We define adjusted free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment, capitalized internal-use software costs, principal payments on finance leases and lease financing obligations, as reflected in our consolidated statements of cash flows, and excluding restructuring costs, legal settlement costs, and other non-recurring charges. ● “Non-GAAP Net Income (Loss)” We define non-GAAP net income (loss) as net income adjusted to exclude stock-based compensation and other items we deem non-recurring. We believe that non-GAAP net income (loss), when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. ● “Adjusted Gross Profit (and Margin)” We define adjusted gross margin as gross profit, excluding stock-based compensation, depreciation, amortization, and restructuring expenses that are within cost of revenue, as a percentage of adjusted gross profit to revenue. We exclude stock-based compensation, which is a non-cash item, because we do not consider it indicative of our core operating performance. We exclude depreciation expense of our property and equipment and amortization expense of capitalized internal-use software, because these may not reflect current or future cash spending levels to support our business. We believe adjusted gross margin provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric eliminates the effects of depreciation and amortization. Definitions

Backblaze ©2026 | 30 Reconciliation of Non-GAAP Measures: Adjusted Gross Margin Adjusted Gross Profit Q4’25A Q4’24A Gross Profit $23.425 $18.503 Gross Margin 62% 55% Adjustments for Cost of Revenue: Stock Based Compensation 0.387 0.398 Depreciation & Amortization 6.138 6.917 Restructuring Charges .128 .460 Adjusted Gross Profit $30.078 $26.278 Adjusted Gross Margin 80% 78% Dollars in Millions

Backblaze ©2026 | 31 Reconciliation of Non-GAAP Measures: Non-GAAP Net Income (Loss) Q4’25A Q4’24A Net Loss $(5.413) $(14.377) Net Loss Margin -14% -43% Adjustments: Stock Based Compensation 6.317 6.609 Foreign Exchange Loss (Gain) .014 (0.127) Restructuring charges 2.538 4.861 Non-GAAP Net Income (Loss) 3.456 $(3.034) Non-GAAP Net Income (Loss) Margin 9% -9% Non-GAAP Diluted Shares 61.465 48.213 Non-GAAP Net Income (Loss) per Diluted Share $0.06 $(0.06) Dollars and Shares in Millions

Backblaze ©2026 | 32 Reconciliation of Non-GAAP Measures: Adjusted EBITDA Q4’25A Q4’24A Net Loss $(5.413) $(14.377) Net Loss Margin -14% -43% Adjustments: Depreciation & Amortization 6.211 7.060 Stock Based Compensation 6.317 6.609 Interest Expense & Investment Income, Net 0.748 0.605 Foreign Exchange Loss (Gain) 0.014 (0.127) Restructuring charges 2.538 4.861 Adjusted EBITDA $10.415 $4.631 Adjusted EBITDA Margin 28% 14% Dollars in Millions

Backblaze ©2026 | 33 Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow Q4’25A Q4’24A Net Cash Provided by (Used In) Operating Activities $9.313 $2.233 Capital Expenditures (1.939) (3.062) Principal Payments on Finance Leases and Lease Financing Obligations (4.266) (4.748) Litigation settlement payments 0.017 — Payment of workforce reduction and related severance charges 0.936 1.049 Adjusted Free Cash Flow $4.061 ($4.528) Adjusted Free Cash Flow Margin 11% -13% Dollars in Millions